SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 29, 2004


                             ARTHROCARE CORPORATION
                    _________________________________________
             (Exact name of registrant as specified in its charter)



          Delaware                      0-027422              94-3180312
 ______________________________   _____________________   _____________________
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
        Incorporation)                                    Identification Number)


                               680 Vaqueros Avenue
                           Sunnyvale, California 94085
           __________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (408) 736-0224
               __________________________________________________
              (Registrant's telephone number, including area code)

                                 Not Applicable
           ___________________________________________________________
          (Former name or former address, if changed since last report)



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Item 5:  Other Events and Required FD Disclosure.

     On January 29, 2004, ArthroCare Corporation issued a press release announcing that it had completed its acquisition of Medical Device Alliance Inc., and its wholly-owned subsidiary, Parallax Medical, Inc. A copy of the press release is attached as Exhibit 99.1

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

           (c)    Exhibits

                  99.1     Press Release, dated January 29, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARTHROCARE CORPORATION


Date:    January 30, 2004            By:   /s/ Michael A. Baker
                                        ________________________________________
                                           Michael A. Baker
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
  No.              Description
_______            ___________

  99.1             Press Release, dated January 29, 2004.